Business Combinations	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
Business Combinations

NOTE 3	Business Combinations
In September 2021, the Company announced that it has entered into a definitive agreement to acquire MUFG Union Bank’s core regional banking franchise from Mitsubishi UFJ Financial Group (“MUFG”), for an expected purchase price of approximately $8.0 billion, including $5.5 billion in cash and approximately 44 million shares of the Company’s common stock. The transaction excludes the purchase of MUFG Union Bank’s Global Corporate & Investment Bank, certain middle and back office functions, and other assets. MUFG Union Bank currently has approximately 300 branches in California, Washington and Oregon and is expected to add approximately $105 billion in total assets, $58 billion of loans and $90 billion of deposits to the Company’s consolidated balance sheet. The transaction is expected to close in the first half of 2022, subject to customary closing conditions, including regulatory approvals.